UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 13, 2005

PRIDE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13289 (Commission File Number)	76-0069030 (I.R.S. Employer Identification No.)

5847 San Felipe, Suite 3300 Houston, Texas (Address of principal executive offices)	77057 (Zip Code)

Registrant’s telephone number, including area code: (713) 789-1400

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

   Etcheverry Employment Agreement

     Effective January 13, 2005, Pride International, Inc. (“Pride”) entered into an Employment/Non-Competition/Confidentiality Agreement with Carlos Etcheverry for a term ending on January 3, 2007 (unless earlier terminated in accordance with the terms of the agreement) under which Mr. Etcheverry is to serve as Vice President—E&P Services effective as of February 1, 2005. The agreement provides that Mr. Etcheverry will receive an annual salary, has the opportunity to earn an annual bonus under Pride’s bonus plan and is eligible to participate in Pride’s employee benefit plans and stock option and other incentive compensation plans.

     The agreement is subject to automatic renewals for successive one-year terms until either party terminates the contract effective upon the anniversary date of the agreement, with at least one year’s advance notice. The agreement provides that if Mr. Etcheverry is terminated involuntarily for reasons not associated with a Change in Control and not due to cause (as defined), Mr. Etcheverry will receive (1) an amount equal to one full year of base salary (not less than the highest annual base salary during the preceding three years); (2) one year of life, health, accident and disability insurance benefits for himself and his dependents; (3) an amount equal to the target award under Pride’s annual bonus plan for the year of termination; and (4) immediate vesting of his options and awards. The agreement treats death, disability or Pride’s failure to renew the agreement at the end of its term as an involuntary termination.

     In the event of a termination of Mr. Etcheverry’s employment prior to a Change in Control and due to cause (which includes willful misconduct, failure to perform his duties or violation of the covenant not to compete), Mr. Etcheverry will be entitled to receive only those payments and benefits that have accrued to him.

     The agreement also provides for compensation due to involuntary termination following a Change in Control. “Change in Control” for purposes of the agreement is defined to include the acquisition by a person of 20% or more of Pride’s voting power, specified changes in a majority of the board of directors, a merger resulting in existing stockholders having less than 50% of the voting power in the surviving company, and sale of all or substantially all of the assets of (a) Pride or (b) its E&P Services division (if Mr. Etcheverry is primarily assigned to perform services for that division). In the event of a Change in Control, the term of the agreement will be extended for a period of two years from the effective date of the Change in Control. In the event of a termination during the extended term of the agreement (including voluntary resignation by Mr. Etcheverry within six months after a Change in Control), Mr. Etcheverry will be entitled to receive (1) an amount equal to two full years of base salary (not less than the highest annual base salary during the preceding three years); (2) an amount equal to two times the maximum award under Pride’s annual bonus plan for the year of termination; (3) life, health, accident and disability insurance continued for two years or until he receives similar benefits from another employer; and (4) immediate vesting of his options and awards.

     In addition, the agreement provides an indefinite non-disclosure covenant and a noncompete covenant for six months after termination (voluntary or involuntary) assuming that it was not due to a Change in Control. In the event of a Change in Control, the noncompete clause is void.

     The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.1 to this Current Report and incorporated by reference herein.

   Blocker Employment Agreement Amendment

     Effective January 19, 2005, Pride entered into the Second Amendment to the Employment/Non-Competition/Confidentiality Agreement with John R. Blocker, Jr. dated October 15, 1998, as amended. The original agreement is described in Pride’s proxy statement for its 2004 annual meeting, which description is incorporated herein by reference. The amendment modifies the agreement such that:

     (1) Mr. Blocker will serve as Pride’s Executive Vice President—Operations;

     (2) in the event of a termination of his employment involuntarily for reasons not associated with a change in control and not due to cause (each as defined), Mr. Blocker will be entitled to receive (a) an amount equal to two full years (rather than one year) of base salary (not less than the highest annual base salary during the preceding three years); (b) two years (rather than one year) of life, health, accident and disability insurance benefits for himself and his immediate family; (c) an amount equal to two (rather than one) times the target award under Pride’s annual bonus plan for the year of termination; and (d) immediate vesting of his options and awards; and

     (3) in the event of a change in control, the term of the agreement will be extended for a period of three years (rather than two years) from the effective date of the change in control and, if Mr. Blocker is terminated during the extended term of the agreement (including voluntary resignation by Mr. Blocker within 12 months (rather than six months) after a change in control), Mr. Blocker will be entitled to receive (a) an amount equal to three full years (rather than two years) of base salary (not less than the highest annual base salary during the preceding three years); (b) an amount equal to three (rather than two) times the maximum award under Pride’s annual bonus plan for the year of termination; (c) life, health, accident and disability insurance continued for three years (rather than two years) or until he receives similar benefits from another employer; and (d) immediate vesting of his options and awards.

     The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, which is filed as Exhibit 10.2 to this Current Report and incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

     On January 14, 2005, the employment of Marcelo D. Guiscardo as Vice President—E&P Services under his Employment/Non-Competition/Confidentiality Agreement with Pride dated March 1, 2000 was terminated in connection with his departure from the company. The terms of his severance will be governed by that agreement, which was filed as Exhibit 10.26 to Pride’s

Annual Report on Form 10-K for the year ended December 31, 2000 and is incorporated by reference herein. In connection with his departure, Mr. Guiscardo is entitled to receive (1) an amount equal to one full year of base salary (not less than the highest annual base salary during the preceding three years); (2) one year of life, health, accident and disability insurance benefits for himself and his immediate family; (3) an amount equal to the target award under Pride’s annual bonus plan for the year of termination; and (4) immediate vesting of his options and awards. Mr. Guiscardo will be subject to an indefinite non-disclosure covenant and a one-year noncompete covenant.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

10.1	Employment/Non-Competition/Confidentiality Agreement between Pride and Carlos Etcheverry effective January 13, 2005.

10.2	Second Amendment to Employment/Non-Competition/Confidentiality Agreement between Pride and John R. Blocker, Jr. effective January 19, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIDE INTERNATIONAL, INC.
	By:	/s/ W. Gregory Looser
W. Gregory Looser
Date: January 19, 2005		Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

No.	Description
10.1	Employment/Non-Competition/Confidentiality Agreement between Pride and Carlos Etcheverry effective January 13, 2005.

10.2	Second Amendment to Employment/Non-Competition/Confidentiality Agreement between Pride and John R. Blocker, Jr. effective January 19, 2005.

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